UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 14, 2012

VALASSIS COMMUNICATIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-10991	38-2760940
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

19975 Victor Parkway, Livonia, Michigan		48152
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 734-591-3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 7.01. Regulation FD Disclosure.

On December 14, 2012, Valassis Communications, Inc. (“Valassis”) issued a press release (the “Press Release”) announcing its financial guidance for full-year 2013. Furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Press Release.

The information furnished pursuant to this Current Report on Form 8-K (including Exhibit 99.1 hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any filings by Valassis under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless Valassis expressly sets forth in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press release dated December 14, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VALASSIS COMMUNICATIONS, INC.
(Registrant)
Dated: December 14, 2012
/s/ Todd Wiseley

Todd Wiseley
General Counsel, Executive Vice President,
Administration and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated December 14, 2012